General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                             As of December 31, 2001
                                (Unaudited) (1)
                                    ($000's)

                                                           December 31, 2001
                                                           -----------------
ASSETS:
Current Assets:
  Cash and cash equivalents                                     $  2,217
  Accounts receivable                                              4,365
  Receivable from sale of divisions
    Due from sale of divisions                                         0
    Notes receivable                                               1,000
  Inventories                                                      4,926
  Deferred income taxes                                              307
  Other current assets                                             2,443
  Net assets of discontinued operations                            2,745
                                                                 --------
                                                                  18,003

Property, plant and equipment, net                                   225
Land and buildings held for sale                                  10,329
Capitalized software development costs, net                            0
Other assets                                                           0
Net assets of discontinued operations                              1,120
                                                                 --------

                                             Total Assets       $ 29,677
                                                                 ========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Revolving credit loan                                         $      0
  Notes payable                                                   30,507
  Mortgages payable on buildings held for sale                     9,126
  Accounts payable, trade                                         19,998
  Accrued payroll and payroll-related costs                        2,879
  Deferred income                                                      0
  Accrued expenses and other current liab.                        22,436
                                                                  -------
                                                                  84,946

 7 3/4% Convertible debentures                                     3,000
 Other long-term debt                                                  0
 Deferred income taxes                                               451
 Other liabilities                                                   894
                                                                  -------
                                             Total Liabilities    89,291

Redeemable 5% Preferred Stock                                      3,043

Stockholders' equity:
  Preferred stock                                                    788
  Common stock                                                     3,328
  Paid-in-capital                                                191,313
  Accumulated deficit                                           (256,647)
  Foreign currency translation adjustment                              0
  Less: Treasury stock                                            (1,439)
                                                                  -------
                                                                 (62,657)
                                                                 --------

                   Total Liabilities and Stockholders' Equity   $ 29,677
                                                                =========

(1) Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                        General DataComm Industries, Inc.
                            Statements Of Operations
                    One Fiscal Month Ended December 31, 2001
                                (Unaudited) (1)
                                    ($000's)
                                                        Fiscal December 2001
                                                        --------------------

     Sales                                                       $4,412
     Cost of sales                                                1,655
                                                                 -------
     Gross Margin                                                 2,757

     Operating Expenses:
       SG&A                                                       1,340
       R&D                                                          237
                                                                  ------
                                                                  1,577

     Restructuring of operations and other charges                    0
                                                                  ------
     Operating income (loss)                                      1,180

     Other Income/(Expense):
       Interest expense, net                                       (649)
       Gain (loss) on sale of divisions                               0
       Other, net                                                    21
                                                                  ------
                                                                   (628)
      Income (loss) from continuing operations,
       before income taxes                                          552

      Income tax provision                                           13
                                                                   ------
      Net income (loss) from continuing operations                  539

      Discontinued Operations:
        Income (loss) from discontinued
         operations, net of income taxes(2)                        (299)

        Gain on sale of discontinued operations,
          net of income taxes                                         0
                                                                   ------
Net income (loss)                                                  $240
                                                                   ======

(1) Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

(2) Discontinued operations (299K) consists of GDC Mexico.

                        General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                        One Month Ended November 30, 2001
                                (Unaudited) (1)
                                    ($000's)

                                                 Increase (Decrease) in Cash
                                                     and Cash Equivalents
                                                      One Month Ended
                                                           12/31/01
------------------------------------------------------------------------------
Cash flows from operating activities:
   Net loss                                                  ($1,459)
   Adjustments to reconcile net loss to net cash
     from operating activities:
       Depreciation and amortization                             155
       Changes in:
         Accounts receivable                                   3,997
         Inventories                                             (25)
         Accounts payable and accrued expenses                  (219)
         Other net current assets                                 29
         Other net long-term assets                               35
-------------------------------------------------------------------------------
Net cash from operating activities                             2,513
-------------------------------------------------------------------------------

Cash flows from investing activities:
   Acquisition of property, plant and equipment, net               0
   Proceeds of note due from sale of division                      0
-------------------------------------------------------------------------------
Net cash used in investing activities                              0
-------------------------------------------------------------------------------

Cash flows from financing activities:
   Revolver borrowings (repayments), net                        (101)
   Proceeds from notes and mortgages                               0
   Principal payments on notes and mortgages                       0
   Proceeds from issuing common stock                              0
   Payment of preferred stock dividends                            0
-------------------------------------------------------------------------------
Net cash provided by financing activities                       (101)
-------------------------------------------------------------------------------

Net increase/(decrease) in cash and cash equivalents           2,412
Cash and cash equivalents at beginning of period                 275
-------------------------------------------------------------------------------
Cash and cash equivalents at end of period                    $2,687
-------------------------------------------------------------------------------

(1) Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.